Lakeland Financial Corporation
                                WARSAW, INDIANA
                  INCORPORATED UNDER THE LAWS OF THE STATE OF


NUMBER                                                                  SHARES






        THIS                                                            IS THE
        CERTIFIES                                                     OWNER OF
        THAT






                                                             CUSIP 511656 10 0

            fully paid and non-assessable shares of the common capital stock, no par value, of LAKELAND FINANCIAL CORPORATION, (hereinafter called "Corporation"), transferable only on the books of the Corporation by the holder hereof in person, or by attorney, upon surrender of this Certificate properly endorsed.
              In Witness Whereof, the said Corporation  has  caused  this
            Certificate to be signed in facsimile by its duly authorized officers.

            Dated:


                                               COUNTERSIGNED AND REGISTERED:
                                              LAKE CITY BANK [WARSAW, INDIANA]
                                               TRANSFER AGENT AND REGISTRAR


            /s/Michael L. Kubacki
            PRESIDENT & CHIEF EXECUTIVE OFFICER



            /s/David M. Findlay                 BY:___________________________
            SECRETARY                              AUTHORIZED SIGNATURE

     A full statement of the kinds and classes of shares and the relative rights, interests, preferences and restrictions of each class of shares within the Corporation is authorized to issue will be furnished by the Corporation to any shareholder upon a written request and without charge.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written but in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - ...Custodian...
TEN ENT - as tenants by the entireties                          (Cust)  (Minor)
JT TEN - as joint tenants with right of                         under  Uniform
         survivorship and not as tenants                        Gifts to Minors
         in common                                              Act ...........
                                                                (Sigrn)


For value received ____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIEL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE        __________________________________

______________________________________________________________________________
(PLEASE PRINT ON TYPEWRTE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)
______________________________________________________________________________

______________________________________________________________________________

of the Common  Capital Shares  represented  by the  within Certificate  and do
hereby irrevocably constitute and appoint    _________________________________

______________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________

Signature guaranteed by:                               Signature



__________________________________            ________________________________

__________________________________            ________________________________
 COMMERCIAL BANK OR MEMBER FIRM
   OF A MAJOR STOCK EXCHANGE



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.